UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2010

SUNOVIA ENERGY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53590	98-0550703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

106 Cattlemen Rd. Sarasota, Florida 34232
 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: 941-751-6800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders (the "Annual Meeting") of Sunovia Energy Technologies, Inc. (the "Company") held on November 17, 2010, the Company's shareholders approved the following matters:

(1)               Proposal to elect the four individuals nominated by the Board of Directors to serve as directors for a one year term and until their successors are duly elected and qualified. The results of the voting on this proposal were as follows:

	For	Against	Abstain	Broker Non Votes
Carl L. Smith III	329,991,111	54,679,768	1,738,277	0
Arthur Buckland	337,737,527	46,933,352	1,738,277	0
Robert Fugerer	338,382,527	46,908,352	1,118,277	0
Erich Hofer	326,186,111	46,908,352	13,244,193	0

(2)               Proposal to ratify the appointment of Kingery & Crouse, P.A. as the Company's independent registered public accounting firm for the fiscal year ending July 31, 2010. The results of the voting on this proposal are as follows:

For	Against	Abstain	Broker Non Votes
437,071,344	46,303,807	9,842,129	0

(3)               Proposal to approve the 2008 Stock Incentive Plan, as amended, (the "2008 Plan"). The results of the voting on this proposal are as follows:

For	Against	Abstain	Broker Non Votes
322,097,080	57,456,232	6,855,844	0

The 2008 Plan provides for the issuance of incentive stock options, nonstatutory stock options, restricted stock awards to  key employees, officers, directors or consultants of the Company.  The foregoing description of the 2008 Plan is qualified in its entirety by reference to the 2008 Plan attached as Annex A to the Proxy Statement on Schedule 14A filed on October 15, 2010 in connection with the Annual Meeting, which is incorporated herein by reference.

Additionally, at the Annual Meeting of the Board of Directors which followed the shareholders meeting, Patricia C. Meringer, who joined the Company as Corporate Counsel prior to the Annual Meeting, was appointed as the Secretary of the Corporation. Ms. Meringer was a member of the Sarasota, Florida law firm of Icard, Merrill, Cullis, Timm, Furen & Ginsburg, P.A. from 2006 to early 2010, when she formed The Meringer Law Firm, P.L. Ms. Meringer served for over ten years as Senior Vice President, Corporate Counsel and Secretary for Hibernia Corporation, a publicly held (NYSE listed) diversified regional bank holding company, and its subsidiaries, headquartered in New Orleans, prior to that company’s acquisition by CapitalOne.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOVIA ENERGY TECHNOLOGIES, INC.

Date: November 23, 2010	By:	/s/ Matthew Veal
Mathew Veal
Chief Financial Officer

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